Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-128699
333-151910
333-145064

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER 6

February 14, 2014 to the

Intelligent Life® VUL Prospectus

dated May 1, 2013, as supplemented May 22, 2013, July 19, 2013, and November 1, 2013

Intelligent Life® Survivorship VUL Prospectus

dated May 1, 2013, as supplemented May 22, 2013, July 19, 2013, and November 1, 2013

Intelligent Variable Annuity® Prospectus

dated May 1, 2013, as supplemented May 22, 2013, July 19, 2013, and November 1, 2013

This supplement amends a certain disclosure in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

TIAA-CREF Life Balanced Fund

Matson Money Market U.S. Equity VI Portfolio

Matson Money International Equity VI Portfolio

Matson Money Fixed Income VI Portfolio

On pages 7-8 of the Intelligent Life VUL and Intelligent Life Survivorship VUL prospectus, and pages 4-5 of the Intelligent Variable Annuity prospectus, the annual portfolio operating expenses table has changed as follows to reflect the addition of new portfolios for allocation of Policy values effective February 14, 2014:

Portfolio	Management Fees	Distribution (12b-1) or Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
TIAA-CREF Life Balanced Fund	0.10%	0.00%	0.26%	0.41%	0.77%	0.26%	0.51%
Matson Money Market U.S. Equity VI Portfolio	0.50%	0.00%	0.26%	0.32%	1.08%	0.00%	1.08%
Matson Money International Equity VI Portfolio	0.50%	0.00%	0.31%	0.52%	1.33%	0.00%	1.33%
Matson Money Fixed Income VI Portfolio	0.50%	0.00%	0.26%	0.20%	0.96%	0.00%	0.96%

On pages 25-27 of the Intelligent Life VUL and Intelligent Life Survivorship VUL prospectus, and pages 10-11 of the Intelligent Variable Annuity prospectus, the Portfolio Investment Managers and Investment Objectives table has changed as follows to reflect the addition of the new portfolios:

Portfolio	Investment Manager	Investment Objective
TIAA-CREF Life Balanced Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return, consisting of capital appreciation and current income.

Matson Money Market U.S. Equity VI Portfolio	Matson Money, Inc.	Seeks long-term capital appreciation.

Matson Money International Equity VI Portfolio	Matson Money, Inc.	Seeks long-term capital appreciation.

Matson Money Fixed Income VI Portfolio	Matson Money, Inc.	Seeks total return, consisting of current income and capital appreciation.

For more information about these changes and about the portfolios generally, refer to the individual portfolio prospectuses.

A14293 (02/14)